                                                                    Exhibit 99.1

                       CONSENT AND LETTER OF TRANSMITTAL

                               ASAT (Finance) LLC
                  To Tender and to Give Consent in Respect of
                         12 1/2% Senior Notes due 2006,
    which have been registered under the Securities Act of 1933, as amended, for any and all Outstanding
                         12 1/2% Senior Notes due 2006,
               Pursuant to the Prospectus, dated _________, 2000

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     THE REGISTERED EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00
P.M. NEW YORK CITY TIME, ON THE EARLIER OF _________, 2000 (UNLESS EXTENDED) OR THE DATE ON WHICH 100% OF THE ORIGINAL NOTES ARE VALIDLY TENDERED AND NOT WITHDRAWN (THE "EXPIRATION DATE"). TENDERED ORIGINAL NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE REGISTERED EXCHANGE OFFER.
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             Deliver to: The Chase Manhattan Bank, Exchange Agent:
                   By Mail, by Overnight Courier or by Hand:

                            The Chase Manhattan Bank
                                55 Water Street
                                    Rm. 234
                            New York, New York 10041
                           Attention: Carlos Esteves

                                 By Facsimile:
                                 (212) 638-0459
                            Confirmed by Telephone:
                                 (212) 638-0828

    Delivery of this Consent and Letter of Transmittal (the "Letter of Transmittal") to an address other than as set forth above will not constitute a valid delivery.

    Please carefully read the instructions contained herein before completing this Consent and Letter of Transmittal.

    The undersigned (the "Holder") acknowledges that he or she has received the
Prospectus, dated   _________, 2000 (the "Prospectus"), of ASAT (Finance) LLC, a
Delaware limited liability company established under the laws of Delaware (ASAT Finance) and ASAT Holdings Limited, a corporation organized under the laws of the Cayman Islands ("ASAT Holdings"), and ASAT Limited, a company established under the laws of Hong Kong and its subsidiaries, (collectively, the "Guarantors") and this Consent and Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute ASAT Finance's and its Guarantor's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to US$100,750,000 of 12 1/2% Guaranteed Notes due 2006 of ASAT Finance (the "Exchange Notes") which have been registered under the Securities Act of 1933 (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus constitutes a part, for a like principal amount of the issued and outstanding 12 1/2% Notes due 2006 of ASAT Finance of which US$100,750,000 aggregate principal amount is outstanding (the "Original Notes").

    For each Original Note accepted for exchange, the Holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest from and including the most recent date to which interest has been paid on the Original Notes. Registered holders of Exchange Notes on the relevant record date for the first interest payment date following the issuance of the Exchange Notes will receive interest accruing from the most recent date to which interest has been paid. Original Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Original Notes whose Original Notes are accepted for exchange will not receive any payment in respect of interest on such Original Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

    This Letter is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP")at the Depository Trust Company ("DTC"), (ii) by Holders who are ATOP members but choose not to use ATOP or
(iii) if the Original Securities are to be tendered in accordance with the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2 hereto. Delivery of this Letter to DTC does not constitute delivery to the Exchange Agent.

    Notwithstanding anything to the contrary in the registration rights agreement, dated October 29, 1999, by and among ASAT Finance, ASAT Holdings, ASAT Limited, ASAT Inc., ASAT Cayman, Timerson and Donaldson, Lufkin & Jenrette Securities Corporation and Chase Securities Inc. (the "Initial Purchasers") (the "registration rights agreement"), ASAT Finance will accept for exchange any and all Original Notes validly tendered on or prior to 5:00 p.m., New York City time, on the earlier of__________, 2000 (unless the Exchange Offer is extended by ASAT Finance) or the date on which 100% of the Original Notes are validly tendered and not withdrawn (the "Expiration Date"). Tenders of Original Notes may be withdrawn at any time and consents may be revoked prior to 5:00 p.m., New York City time, on the Expiration Date.

    IMPORTANT: HOLDERS WHO WISH TO TENDER ORIGINAL NOTES IN THE REGISTERED EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE ORIGINAL NOTES TO THE EXCHANGE AGENT AND NOT TO ASAT FINANCE OR ASAT HOLDINGS OR ASAT LIMITED OR ASAT INC. OR TIMERSON OR ASAT CAYMAN.

    The Exchange Offer is not conditioned upon any minimum principal amount of Original Notes being tendered for exchange.

    The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of,

Holders of Original Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

    The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and request for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

                 APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to ASAT Finance the principal amount of Original Notes indicated below under "Description of Original Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $1,000 principal amount of Original Notes designated herein held by the undersigned and tendered hereby for $1,000 principal amount of the Exchange Notes. Exchange Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Original Notes whose Original Notes are accepted in the Exchange Offer. Holders may tender all or a portion of their Original Notes pursuant to the Exchange Offer.

    The undersigned hereby consents to the Proposed Amendments to the indenture with respect to all such tendered Original Notes unless the box voting "No" below has been checked.

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              [_] CHECK HERE IF THE UNDERSIGNED DOES NOT CONSENT
                                                     ---
                          TO THE PROPOSED AMENDMENTS
-------------------------------------------------------------------------------

    The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written consent (unless the appropriate box above voting "No" has been checked), with respect to the Proposed Amendments. The undersigned understands that the Consent provided hereby shall remain in full force and effect until such Consent is revoked in accordance with the procedures set forth in this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation. The undersigned understands that a revocation of such Consent will not be effective after the Expiration Date. ASAT Finance intends to execute the Proposed Amendments to the indenture promptly following the Consent Solicitation Expiration Date at which time the Proposed Amendments will become operative.

    Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, ASAT Finance all right, title and interest in and to all such Original Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of ASAT Finance), with respect to the Original Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest)to deliver the Original Notes tendered hereby to ASAT Finance (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by ASAT Finance.

    All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Any tender of Original Notes hereunder may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Original Notes tendered hereby and that ASAT Finance will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by ASAT Finance to be necessary or desirable to complete the assignment and transfer of the Original Notes tendered. The undersigned has read and agrees to all of the terms of the Registered Exchange Offer.

    The undersigned will, upon request, execute and deliver any additional documents deemed by ASAT Finance to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

    The name(s) and address(es) of the registered Holder(s) should be printed herein under "Description of Original Notes" (unless a label setting forth such information appears thereunder), exactly as they appear on the Original Notes tendered hereby. The certificate number(s) and the principal amount of Original Notes to which this Letter relates, together with the principal amount of such Original Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes herein under "Description of Original Notes."

    The undersigned agrees that acceptance of any tendered Original Notes by ASAT Finance and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by ASAT Finance of its obligations under the registration rights agreement and that, upon the issuance of the Exchange Notes by ASAT Finance, ASAT Finance will have no further obligations or liabilities thereunder.

    The undersigned understands that the Exchange Notes issued in consideration of Original Notes accepted for exchange, and/or any principal amount of Original Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Original Notes." Unless otherwise indicated under "Special Delivery Instructions," please mail the Exchange Notes issued in consideration of Original Notes accepted for exchange, and/or any principal amount of Original Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Original Notes." In the event that the Special Delivery Instructions are completed, please mail the Exchange Notes issued in consideration of Original Notes accepted for exchange, and/or any Original Notes for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Original Notes," and send such Exchange Notes and/or Original Notes to, the address(es) so indicated. Any transfer of Original Notes to a different holder must be completed, according to the provisions on transfer of Original Notes contained in the indenture.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES " BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX BELOW.

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                        of the Registered Exchange Offer

1.  Guarantee of Signatures

    Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (hereinafter, an "Eligible Institution") unless
(i) the Original Notes tendered hereby are tendered by the Holder(s) of the Original Notes who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) the Original Notes are tendered for the account of an Eligible Institution.

2.  Delivery of this Letter of Transmittal and Original Notes; Guaranteed
Delivery

    This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, (ii) by Holders who are ATOP members but choose not to use ATOP or
(iii) if the Original Notes are to be tendered in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures." To validly tender Original Notes, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the registration rights agreement, the term "Expiration Date" means 5:00 p.m., New York City time, on the earlier of March 26, 1999 (or such later date to which ASAT Finance may, in its sole discretion, extend the Exchange Offer) or the date on which 100% of the Original Notes are validly tendered and not withdrawn. If this Registered Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. ASAT Finance expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

    LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO ASAT HOLDINGS, ASAT LIMITED, ASAT INC., TIMERSON OR ASAT CAYMAN OR TO DTC

    If a Holder of the Original Notes desires to tender such Original Notes and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution, (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, the documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the

Expiration Date. See "The Exchange Offer -- Guaranteed Delivery Procedures" as set forth in the Prospectus.

    Only a Holder of Original Notes may tender Original Notes in the Exchange Offer. The term "Holder" as used herein with respect to the Original Notes means any person in whose name Original Notes are registered on the books of the Trustee. If the Letter of Transmittal or any Original Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by ASAT Finance, proper evidence satisfactory to ASAT Finance of their authority to so act must be so submitted.

    Any beneficial Holder whose Original Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Original Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his behalf. If such beneficial Holder wishes to tender on his own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Original Notes in such beneficial holder's name. It is the responsibility of the beneficial holder to register ownership in his own name if he chooses to do so. The transfer of record ownership may take considerable time.

    The method of delivery of this Letter of Transmittal (or facsimile hereof) and all other required documents is at the election and risk of the exchanging Holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Original Notes should be sent to ASAT Finance, ASAT Holdings, ASAT Limited, ASAT Inc., Timerson or ASAT Cayman.

    No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Original Notes for exchange.

3.  Inadequate Space

    If the space provided herein is inadequate, the certificate numbers and principal amount of the Original Notes to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

4.  Withdrawal of Tender

    Tenders of Original Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

    To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, (ii) specify the name of the person having tendered the Original Notes to be withdrawn, (iii) identify the Original Notes to be withdrawn and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or
(b) accompanied by evidence satisfactory to ASAT Finance that the Holder withdrawing such tender has succeeded to beneficial ownership of such Original Notes. If Original Notes have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Original Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Original Notes may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by ASAT Finance, whose determinations will be final and binding on all parties. Neither ASAT Finance, ASAT Holdings, ASAT Limited, ASAT Inc., ASAT Cayman, Timerson, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

5.  Partial Tenders; Pro Rata Effect

    Tenders of the Original Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount evidenced by any Original Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled "Principal Amount Tendered" below. The entire principal amount of all Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

6.  Signatures on this Letter of Transmittal; Bond Powers and Endorsements

    If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Original Notes without alteration, enlargement or any change whatsoever.

    If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the Original Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

    When this Letter of Transmittal is signed by the Holder(s) of Original Notes listed and tendered hereby, no endorsements or separate bond powers are required.

    If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by ASAT Finance, proper evidence satisfactory to ASAT Finance of their authority to so act must be submitted.

7.  Special Delivery Instructions

    Tendering Holders should indicate in the applicable box the name and address to which Exchange Notes issued in consideration of Original Notes accepted for exchange, or Original Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

8.  Transfer Taxes

    ASAT Finance will pay all transfer taxes, if any, applicable to the exchange of Original Notes pursuant to the Registered Exchange Offer. If, however, Exchange Notes and/or substitute Original

Notes for principal amounts not exchanged are to be delivered to any person other than the Holder of the Original Notes or if a transfer tax is imposed for any reason other than the exchange of Original Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

9.  Irregularities

    All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Original Notes will be resolved by ASAT Finance, in its sole discretion, whose determination shall be final and binding. ASAT Finance reserves the absolute right to reject any or all tenders of any particular Original Notes that are not in proper form, or the acceptance of which would, in the opinion of ASAT Finance or its counsel, be unlawful. ASAT Finance also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Original Notes. ASAT Finance, interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as ASAT Finance shall determine. Neither ASAT Finance nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Original Notes will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

10. Interest on Exchanged Original Notes

    Holders whose Original Notes are accepted for exchange will not receive accrued interest thereon on the date of exchange. Instead, interest accruing from last date on which interest was paid on the Original Notes through the
Expiration Date will be payable on the Exchange Notes on [        ], 2000, in
accordance with the terms of the Exchange Notes. See "The Exchange Offer -- Interest on the New Notes" and "Description of Notes" sections of the Prospectus.

11. Mutilated, Lost, Stolen or Destroyed Certificates

    Holders whose certificates for Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under Federal income tax laws, a registered Holder of Original Notes or Exchange Notes is required to provide the Trustee (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Trustee is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made to such Holder with respect to Original Notes or Exchange Notes may be subject to backup withholding.

    Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Trustee a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Trustee.

    If backup withholding applies, the Trustee is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

    To prevent backup withholding on payments made with respect to Original Notes or Exchange Notes the Holder is required to provide the Trustee with: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; and (ii) if applicable, an adequate basis for exemption.

                     PAYER'S NAME: THE CHASE MANHATTAN BANK

 -----------------------------------------------------------------------------------------------------------

SUBSTITUTE                    Part 1 - PLEASE PROVIDE YOUR TIN IN     Social Security Number
Form W-9                      THE BOX AT RIGHT AND CERTIFY BY
Department of the             SIGNING AND DATING BELOW
Treasury-Internal
Revenue Service
                                                                      OR ___________________
                                                                      Employer Identification Number

-----------------------------------------------------------------------------------------------------------

Payee's Request for           Part 2 - Certification - Under penalties of perjury, I certify that:
Taxpayer Identification
Number ("TIN")                (1)  The number shown on this form is my correct Taxpayer Identification
                                   Number (or I am waiting for a Taxpayer number to be issued to me); and

                              (2)  I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal
                                   Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (iii) the
                                   IRS has notified me that I am no longer subject to backup withholding.

                              Certificate instruction - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

-----------------------------------------------------------------------------------------------------------

                              Part 3

                              SIGNATURE ______________ DATE ________________, 2000

                              Name (Please Print) _____________________________________  Awaiting TIN [_]

NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY
          PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
          CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM
          W-9.

-----------------------------------------------------------------------------------------------------------

                       CERTIFICAFTE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I
intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature__________________________________________________________________ Date___________________________

Name (Please Print)  ______________________________________________________________________________________

___________________________________________________________________________________________________________

                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

                         SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 1 and 7)

     To be completed ONLY if the Exchange Notes issued in consideration of Original Notes exchanged, or certificates for Original Notes in a principal amount not surrendered for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than that below.


     Mail to:

     Name:___________________________________________________________________
                                (Please Print)

     Address:________________________________________________________________
                                  (Zip Code)


                         DESCRIPTION OF ORIGINAL NOTES
                          (See Instructions 2 and 7)


Name(s) and Address(es) of                          Certificate(s)
Registered Holder(s) (Please       (Attach additional signed list, if necessary)
fill in, in blank)

----------------------------------------------------------------------------------------------------
                                 Aggregate Principal Amount of         Principal Amount of Original
                                 Original Notes Evidenced by           Notes Tendered** (must be
Certificate Number(s)*           Certificate(s)                        integral multiples of $1,000)
-----------------------------    ----------------------------------    -----------------------------
-----------------------------    ----------------------------------    -----------------------------
-----------------------------    ----------------------------------    -----------------------------
-----------------------------    ----------------------------------    -----------------------------
Total

-------------
* Need not be completed if Original Notes are being tendered by book-entry transfer.

** Unless otherwise indicted, the entire principal amount of Original Notes evidenced by any certificate will be deemed to have been tendered.

           (Boxes below to be checked by Eligible Institutions only)

[_] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution

     DTC Account Number

     Transaction Code Number

[_]  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY
     IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

     Name(s) of Registered Holder(s)

     Window Ticket of Number (if any)

     Date of Execution of Notice of Guaranteed Delivery

     Name of Institution which Guaranteed Delivery

     If Guaranteed Delivery is to be made by Book-Entry Transfer:

          Name of Tendering Institution

          DTC Account Number

          Transaction Code Number

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

Name _________________________________________________________________________

Address: _____________________________________________________________________

         _____________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                PLEASE SIGN HERE
                    WHETHER OR NOT ORIGINAL NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

      X ________________________________          ____________________________

      X ________________________________          ____________________________
            Signature(s) of Owner(s)                         Dated
            of Authorized Signatory

      Area Code and Telephone Number: ________________________________________

     This box must be signed by registered holder(s) of Original Notes as their name(s) appear(s) on certificate(s) for Original Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by ASAT Finance or the Trustee for the Original Notes to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

     Name(s) __________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

     Capacity (full tile) _____________________________________________________

     Address __________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

     Tax Identification or Social Security Number(s)___________________________

_______________________________________________________________________________

                           Guarantee of Signature(s)
              (See Instructions 1 and 6 to determine if required)

     Authorized Signature _____________________________________________________

     Name _____________________________________________________________________

     Name of Firm _____________________________________________________________

     Title ____________________________________________________________________

     Address __________________________________________________________________

     Area Code and Telephone Number ___________________________________________

     Dated ____________________________________________________________________

       GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to give the Payer. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

      For this type of account:                                 Give the SOCIAL SECURITY number of:
1.    Individual                                                The individual

2.    Two or more individuals (joint accounts)                  The actual owner of the account or, if combined
                                                                funds, the first individual on the accounts. (2)

3.    Custodian account of a minor                              The minor (4)
      (Uniform Gift to Minors Act)

4.a.  The usual revocable savings trust (grantor                The grantor-trustee
      is also trustee)

  b.  So-called trust account that is not a legal               The actual owner
      or valid trust under State law

5.    Sole proprietorship                                       The owner (1)
      For this type of account:                                 Give the EMPLOYER IDENTIFICATION number of:

6.    Sole proprietorship                                       The owner (1)

7.    A valid trust, estate, or pension                         Legal entity (3)

8.    Corporate                                                 The corporation

9.    Association, club, religious, charitable,                 The organization
      educational or other tax-exempt organization

10.   Partnership                                              The partnership

11.   A broker or registered nominee                           The broker or nominee

12.   Account with the Department of Agriculture in            The public entity
      the name of a public entity (such as a State or
      local government, school district, or prison)
      that receives agricultural program payments

___________
(1) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(2)   List first and circle the name of the person whose number you furnish.

(3) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

(4)   Circle the minor's name and furnish the minor's social security number.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

Obtaining a Number

     If you don't have a taxpayer identification number or you don 't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

     The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in items (1) through (13)and a person registered under the Investment Advisers Act of 1940 U.C. who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

(1)  A corporation.

(2) An organization exempt from tax under section 501(a), or an individual retirement plan or custodial account under section 403(b)(7).

(3)  The United States or any agency or instrumentality thereof.

(4) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

(5) A foreign government, a political subdivision of a foreign government, or an agency or instrumentality thereof.

(6)  An international organization or any agency or instrumentality thereof.

(7)  A foreign central bank of issue.

(8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

(9) A futures commission merchant registered with the Commodity Futures Trading Commission.

(10) A real estate investment trust.

(11) An entity registered at all times under the Investment Company Act of 1940.

(12) A common trust fund operated by a bank under section 584(a).

(13) A financial institution.

(14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society or Corporate Secretaries, Inc. Nominee List.

(15)   An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

       Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 .      Payments to nonresident aliens subject to withholding under section 1441.

 .      Payments to partnerships not engaged in a trade or business in the U.S.
       and which have at least one nonresident partners.

 .      Payments of patronage dividends not paid in money.

 .      Payments made by certain foreign organizations.

Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 .      Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 .      Payments described in section 6049(b)(5) to nonresident aliens.

 .      Payments on tax-free covenant bonds under section 1451.

 .      Payments made by certain foreign organizations.

Note: You may be subject to backup withholding if this interest is $60 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 .      Payments of tax-exempt interest (including exempt-interest dividends under section 852).

 .      Payments described in section 6049(b)(5) to nonresident aliens.

 .      Payments on tax-free covenant bonds under section 1451.

 .      Payments made by certain foreign organizations.

       Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

       Certain payments other than interest, royalties, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

       Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the number for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

    (1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

    (2) Failure to Report Certain Dividend and Interest Payments. If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

    (3) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

    (4) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

    FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.